Income Taxes (Details) (USD $) In Millions, unless otherwise specified	Jun. 30, 2012
Income Taxes (Textual) [Abstract]
Total unrecognized tax benefits	$ 158
Tax benefits affecting effective tax rate	45
Reversal of unrecognized tax benefits within the next twelve months	60
Time period for unrecognized tax benefits reversal	Next twelve months
Payment of interest accrued	79
Accrued penalties related to unrecognized tax benefits	$ 1